                                    AGREEMENT

THIS CONSULTING AGREEMENT ("AGREEMENT") IS MADE AND ENTERED INTO THE 23ND DAY OF
MAY 2002, BY AND BETWEEN COMMUNICATENOW.COM, INC. A __________("COMPANY") AND
BEADROS ASARE ("CONSULTANT").

THE COMPANY WISHES TO ENGAGE THE SERVICES OF CONSULTANT TO PERFORM EDGARIZING
SERVICES FOR THE COMPANY IN EXCHANGE FOR SHARES OF COMMON STOCK OF THE COMPANY;

THE CONSULTANT REPRESENTS THAT IT HAS NO PRIOR OR EXISTING LEGALLY BINDING
OBLIGATIONS THAT ARE IN CONFLICT WITH ITS ENTERING INTO THIS AGREEMENT; AND

THE CONSULTANT IS WILLING TO BE SO RETAINED ON THE TERMS AND CONDITIONS OF THIS
AGREEMENT.

NOW, THEREFORE, IN CONSIDERATION OF THE PROMISES AND THE MUTUAL AGREEMENTS
HEREINAFTER SET FORTH, THE PARTIES HERETO AGREE AS FOLLOWS:

  1. ENGAGEMENT. THE COMPANY HEREBY RETAINS CONSULTANT TO PERFORM EDGARIZING
     SERVICES AND CONSULTANT HEREBY ACCEPTS SUCH ENGAGEMENT ON THE TERMS AND
     CONDITIONS HEREINAFTER SET FORTH.

  2. TERM. THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE OF EXECUTION UNTIL MAY
     31, 2003.

  3. DUTIES OF CONSULTANT. THE COMPANY RETAINS CONSULTANT TO PROVIDE ADVISE ON
     ALL MATTERS PERTAINING TO THE EDGAR FILINGS OF THE COMPANY, AND CONSULTANT
     SHALL MAKE ALL EDGAR FILINGS ON BEHALF OF THE COMPANY DURING THE TERM OF
     THIS AGREEMENT FROM TIME TO TIME AS REQUESTED BY THE COMPANY.

       THE CONSULTANT SHALL NOT PROVIDE ANY OF THE FOLLOWING SERVICES: PROMOTION
OF THE COMPANY'S SECURITIES, EITHER INDIRECTLY OR DIRECTLY; MAINTAINING A MARKET
FOR THE COMPANY'S SECURITIES, EITHER INDIRECTLY OR DIRECTLY; CAPITAL RAISING
TRANSACTIONS; MARKETING SERVICES; OR INVESTOR AND/OR SHAREHOLDER RELATIONS
SERVICES.

       CONSULTANT SHALL BE AVAILABLE, AT THE MUTUAL CONVENIENCE OF THE PARTIES,
TO EVALUATE SPECIFIC MATTERS OR PROBLEMS SUBMITTED TO CONSULTANT BY MANAGEMENT
OF THE COMPANY.

       CONSULTANT SHALL RENDER THE SERVICES REQUIRED IN THIS AGREEMENT AS AN
INDEPENDENT CONTRACTOR. DEADLINES IN RESPECT OF THE SERVICE AND FUNCTIONS OF
CONSULTANT SHALL BE MUTUALLY AGREED UPON.

       CONSULTANT SHALL USE HIS BEST EFFORTS TO ADVANCE THE BUSINESS AND WELFARE
OF THE COMPANY AND SHALL NOT INTENTIONALLY TAKE ANY ACTION ADVERSE TO THE BEST
INTERESTS OF THE COMPANY.

  4. COMPENSATION. AS FULL AND COMPLETE COMPENSATION FOR ANY AND ALL SERVICES
     (EXCEPT OUT-OF-POCKET EXPENSES APPROVED BY THE COMPANY) THAT CONSULTANT
     SHALL RENDER TO THE COMPANY, THE COMPANY SHALL MAKE A ONE-TIME GRANT OF
     75,000 SHARES OF THE COMPANY'S COMMON STOCK TO BE REGISTERED ON FORM S-8.

  5. DISCLOSURE OF INFORMATION. CONSULTANT RECOGNIZES AND ACKNOWLEDGES AS A
     RESULT OF HIS ENGAGEMENT BY THE COMPANY, HE WILL HAVE ACCESS TO DISCOVER
     INFORMATION WHICH IS OF A PROPRIETARY MANNER TO THE COMPANY, INCLUDING
     METHODS, INVENTIONS, IMPROVEMENTS, TRADE SECRETS, OR DISCOVERIES, WHETHER
     PATENTABLE OR NOT, AND SIMILAR INFORMATION RELATING TO THE COMPANY'S
     PRODUCTS AND SERVICES. IN ADDITION, INFORMATION WILL OR HAS BEEN DISCLOSED
     TO CONSULTANT, OR HAS BEEN DISCOVERED BY CONSULTANT, CONCERNING MARKETING
     PLANS, PROCESSES, PRODUCTS, APPARATUS, TECHNIQUES, KNOW-HOW, TRADE SECRET,
     STRATEGIES, CUSTOMER LISTS, AND TECHNICAL REQUIREMENTS OF CUSTOMERS OF THE
     COMPANY. CONSULTANT AGREES THAT HE WILL NOT, WITHOUT THE PRIOR WRITTEN
     APPROVAL OF THE COMPANY, DISCLOSE ANY SUCH PROPRIETARY INFORMATION OF THE
     COMPANY TO ANYONE NOT IN THE EMPLOY OF THE COMPANY, OR USE ANY SUCH
     INFORMATION OTHER THAN FOR THE PURPOSES OF THIS AGREEMENT. CONSULTANT
     AGREES THAT HE WILL NOT ALLOW ANY OTHER PERSON ENGAGED BY HIM TO HAVE
     ACCESS TO ANY OF THE PROPRIETARY INFORMATION UNLESS HE FIRST OBTAINS
     SUCH PERSON'S AGREEMENT NOT TO DISCLOSE OR USE SUCH INFORMATION, AND SUCH
     AGREEMENT IS BINDING UPON THE COMPANY, CONSULTANT, AND SUCH THIRD PERSON.

       THESE OBLIGATIONS SHALL NOT APPLY, HOWEVER, TO INFORMATION WHICH IS OR
BECOMES GENERALLY AVAILABLE TO THE PUBLIC THROUGH NO FAULT OF CONSULTANT.

  6. NOTICES. ANY NOTICE REQUIRED OR PERMITTED TO BE GIVEN UNDER THIS AGREEMENT
     SHALL BE SUFFICIENT IF IN WRITING AND PERSONALLY DELIVERED, OR IF SENT BY
     CERTIFIED MAIL, POSTAGE PREPAID TO ITS RESIDENCE IN THE CASE OF CONSULTANT,
     ITS PRINCIPAL OFFICE IN THE CASE OF THE COMPANY AND SHALL BE EFFECTIVE UPON
     DEPOSIT INTO THE UNITED STATES POSTAL SERVICE, OR IN THE CASE OF PERSONAL
     DELIVERY WHEN ACTUALLY DELIVERED.

  7. WAIVER. THE WAIVER BY THE COMPANY OF A BREACH OF ANY PROVISION OF THIS
     AGREEMENT BY CONSULTANT SHALL NOT OPERATE OR BE CONSTRUED AS A WAIVER OF
     ANY SUBSEQUENT BREACH BY CONSULTANT.

  8. BINDING EFFECT. THIS AGREEMENT SHALL BE BINDING UPON AND SHALL INURE TO THE
     BENEFIT OF THE PARTIES HERETO, THEIR RESPECTIVE HEIRS, REPRESENTATIVES,
     SUCCESSORS, AND ASSIGNS, BUT SHALL NOT BE ASSIGNABLE BY CONSULTANT WITHOUT
     THE PRIOR WRITTEN CONSENT OF THE COMPANY.

  9. SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE CONTRARY TO
     LAW, THAT PROVISION SHALL BE DEEMED SEVERABLE FROM THE BALANCE OF THIS
     AGREEMENT, AND THE BALANCE OF THIS AGREEMENT SHALL REMAIN IN FORCE BETWEEN
     THE PARTIES TO THE FULLEST EXTENT PERMITTED BY LAW.

  10. ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO EXPRESS, EMBODY, AND
      SUPERSEDE ALL PREVIOUS UNDERSTANDINGS, AGREEMENTS AND COMMITMENTS, WHETHER
      WRITTEN OR ORAL, BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT
      MATTER HEREOF AND TO FULLY AND FINALLY SET FORTH THE ENTIRE AGREEMENT
      BETWEEN THE PARTIES HERETO. NO MODIFICATIONS SHALL BE BINDING UNLESS
      STATED IN WRITING AND SIGNED BY BOTH PARTIES HERETO WITH THE APPROVAL OF
      THE PRESIDENT OF THE COMPANY.

  11. GOVERNING LAW; VENUE; ARBITRATION. THIS AGREEMENT SHALL BE GOVERNED BY THE
      LAWS OF THE STATE OF FLORIDA. ANY DISPUTE INVOLVING OR AFFECTING THIS
      AGREEMENT OR THE SERVICES TO BE PERFORMED SHALL BE DETERMINED AND RESOLVED
      BY BINDING ARBITRATION IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA, IN
      ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN
      ARBITRATION ASSOCIATION.

  12. PRIOR AGREEMENTS. THIS AGREEMENT SUPERSEDES AND RENDERS NULL AND VOID ALL
      PRIOR WRITTEN OR ORAL AGREEMENTS BY AND BETWEEN THE COMPANY OR ITS
      AFFILIATES AND CONSULTANT, EXCEPT AS PROVIDED HEREIN OR IN ANY AMENDMENTS
      OR ADDENDUMS HERETO.

  13. COUNTERPARTS. THIS AGREEMENT MAY BE SIGNED IN TWO COUNTERPARTS, BUT BOTH OF
      WHICH PLACED TOGETHER, SHALL CONSTITUTE ONE INSTRUMENT.

  IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT EFFECTIVE
THE DATE SET FORTH ABOVE.

        /s/ Beadros Asare
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            Beadros Asare